                                                                    EXHIBIT 10.1


                              Jacobson Stores Inc.
                                3333 Sargent Road
                             Jackson, Michigan 49201

                            dated as of May 22, 2002


Fleet Retail Finance Inc.
40 Broad Street
Boston, Massachusetts 02109
Attn: James J. Ward

                  RE: JACOBSON STORES INC., ET AL.

Ladies and Gentlemen:

         Reference is made to the Debtor in Possession Loan and Security Agreement, dated as of January 30, 2002 (as amended and in effect from time to time, the "Loan and Security Agreement"), among (a) Jacobson Stores Inc., Jacobson Credit Corp. and Jacobson Stores Realty Company, debtors and debtors-in-possession (collectively, the "Company") and (b) Fleet Retail Finance Inc. ("Fleet") and the other lenders party thereto (the "Lenders") and (c) Fleet as the Administrative Agent, the Documentation Agent and the Collateral Agent for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Loan and Security Agreement.

         In accordance with Section 6:6-8 of the Loan and Security Agreement, attached is a copy of the Officer's Compliance Certificate of the Company for the fiscal period ended April 6, 2002. Please note that with respect to the Company's compliance with Section 6:6-12 of the Loan and Security Agreement for such period, actual expenditures with respect to the line items listed below exceeded the amounts permitted pursuant to Section 6:6-12 of the Loan and Security Agreement (the "Excess Amounts"), as set forth below:

         Line Item                  Amount Permitted          Excess Amounts
                                    Pursuant to ss.6:6-12

         Vendor Payments            $17,666,000               $1,632,000

         By your signature below, please indicate your consent to waive the requirements of Section 6:6-12 with respect to the Excess Amounts shown above for such line item for the fiscal period ended April 6, 2002. Such consent shall apply solely with respect to the matters expressly set forth in the foregoing paragraph and the Loan and Security Agreement and the other Loan Documents shall otherwise remain in full force and effect.

         If you agree to and accept the foregoing, please so indicate by signing and returning to the Company and the Administrative Agent a counterpart of this letter, whereupon this letter shall take effect as a binding agreement to be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.



                                     JACOBSON STORES INC.


                                     By /s/ John P. Cavanaugh
                                        ---------------------------------

                                     Print Name: John P. Cavanaugh
                                                 ------------------------

                                     Title: Vice President - Controller
                                            -----------------------------


                                     JACOBSON CREDIT CORP.

                                     By /s/ John P. Cavanaugh
                                        ---------------------------------

                                     Print Name: John P. Cavanaugh
                                                 ------------------------

                                     Title: Vice President - Controller
                                            -----------------------------


                                     JACOBSON STORES REALTY COMPANY

                                     By /s/ John P. Cavanaugh
                                        ---------------------------------


                                     Print Name: John P. Cavanaugh
                                                 ------------------------

                                     Title: Vice President - Controller
                                            -----------------------------

AGREED AND CONSENTED TO:


FLEET RETAIL FINANCE INC.


By /s/ James J. Ward
   ------------------------------

Print Name: James J. Ward
            ---------------------
Title: Director


FOOTHILL CAPITAL CORPORATION


By /s/ Eileen Quinn
   ------------------------------

Print Name: Eileen Quinn
            ---------------------

Title: Vice President
       --------------------------

HELLER FINANCIAL, INC.

By /s/W. Jerome McDermott
   ------------------------------

Print Name: W. Jerome McDermott
            ---------------------

Title: Duly Authorized Signatory
       --------------------------

STANDARD FEDERAL BANK N.A.
(f/k/a Michigan National Bank)


By /s/Matthew Barbuscak
   ------------------------------

Print Name: Matthew Barbuscak
            ---------------------

Title: Vice President
       --------------------------

ORIX FINANCIAL SERVICES, INC.


By /s/ Dawn M. Dieter
   ------------------------------

Print Name: Dawn M. Dieter
           ----------------------

Title: Vice President
      ---------------------------


THE PROVIDENT BANK


By /s/ Cary M. Sierzputowski
  -------------------------------

Print Name: Cary M. Sierzputowski
            ---------------------

Title: Vice President
       --------------------------


IBJ WHITEHALL BUSINESS CREDIT CORPORATION


By /s/ Bruce Kaspek
  --------------------------------

Print Name: Bruce Kaspek
            ----------------------

Title: Vice President
       ---------------------------


COMERICA BANK


By /s/ Lisa R. Carpenter
  --------------------------------

Print Name: Lisa R. Carpenter
            ----------------------

Title: Account Officer
       ---------------------------